GE FUNDS

Supplement dated December 8, 2008 to Prospectus dated September 15, 2008

This supplement replaces the Prospectus supplement dated October 10, 2008 and should be read in conjunction with the Prospectus.

The U.S. Treasury Department (“U.S. Treasury”) extended its Temporary Guarantee Program for Money Market Funds (the “Program”) until April 30, 2009. The GE Money Market Fund (the “Fund”) will participate in the Program extension. The U.S. Treasury has not decided whether to extend the Program beyond April 30, 2009. A summary of the Program is provided below for your reference.

The U.S. Treasury established the Program to provide stability to the market. It provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain conditions and limitations. The guarantee is available under the Program if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as “breaking the buck.”

While the Fund has maintained and expects to continue to maintain its $1.00 share price, there can be no assurance that the Fund will be able to do so. As a result, at a meeting held on October 7, 2008, the Board of Trustees (the “Board”) of GE Funds determined that, considering the cost of the premium and the potential benefits of the guarantee to the Fund’s shareholders, the Fund would apply to participate in the Program. The cost of the premium for participation in the Program was borne by the Fund. At a meeting held on December 5, 2008, the Board approved the Fund’s participation in the Program extension. The Fund will bear the cost of participating in the Program extension.

The guarantee under the Program covers shareholders of a participating money market fund only for the number of shares held in that fund as of the close of business on September 19, 2008 and still held on the date that the fund’s net asset value falls below $1.00 per share. A shareholder’s holding in a participating money market fund as of September 19, 2008 represents the maximum amount of shares eligible for reimbursement under the Program. Any increase in the number of shares held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in that fund fluctuates, a shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the amount held at the time the guarantee is triggered, whichever is less. If a shareholder closes his or her account, any future investment in the fund will not be guaranteed. As a result, shareholders of record on September 19 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is triggered with respect to the Fund, the Board will be required to liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, shareholders with shares not covered under the Program may receive less than $1.00 per share.

The Program had an initial three-month term beginning September 19, 2008, which was extended to April 30, 2009. The Secretary of the U.S. Treasury has the option to further extend the Program up to the close of business on September 18, 2009. Each participating money market fund would have to renew its participation at each extension point to maintain coverage and would have to pay additional fees. If the Secretary chooses not to extend the Program at the end of any period, the Program will terminate. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund on the date of claim (currently, approximately $50 billion).

For additional information on the program, visit the U.S. Treasury Department’s website at www.ustreas.gov.

Neither this prospectus supplement, the prospectus referred to above, nor the Fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.